UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2009

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough Drive, Suite 100
Houston, Texas		77067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

I. Price Risk Management

(a) For the quarter ended March 31, 2009, we anticipate pre-tax mark-to-market (MTM) derivative gains of $73 million from our crude oil and natural gas derivative instruments as presented below.

	Three Months Ended March 31, 2009
Commodity Derivative Gains (Losses)	Crude Oil	Natural Gas	Total
	(in millions)
Current period realized gains	$9	$14	$23
Settlement of previously recognized unrealized gains	86	44	130
Net realized gains	95	58	153
Current period unrealized gains	5	45	50
Settlement of previously recognized unrealized gains	(86)	(44)	(130)
Net unrealized gains (losses)	(81)	1	(80)
Gain on commodity derivative instruments	$14	$59	$73

The realized MTM amounts that are associated with derivative instruments that hedge current production will be recognized in both net income and adjusted net income reported in our quarterly news release of earnings.  The unrealized MTM gains or losses will be recognized in net income, but will be excluded in determining adjusted net income to better match derivative gains and losses with the period when the underlying hedged production occurs.  The current period unrealized gains or losses relate to derivative instruments that hedge our production in future months.  The settlement of previously recognized unrealized gains represents the portion of current period derivative settlements that were recognized as unrealized gains in prior periods.

From time to time, we may consider other items in determining adjusted net income.  Adjusted net income should not be considered a substitute for net income as reported in accordance with generally accepted accounting principles (GAAP).  Adjusted net income is provided for comparison to earnings forecasts prepared by analysts and other third parties. Our management believes, and certain investors may find, that adjusted net income is beneficial in evaluating our financial performance.

(b) For the quarter ended March 31, 2009, a pre-tax net deferred loss of $17 million was associated with instruments that settled during the quarter as presented below.  This deferred loss was reclassified from Accumulated Other Comprehensive Loss (AOCL) to net income as a decrease to crude oil and natural gas revenues. This decrease to revenues will also be recognized in adjusted net income. Unrealized derivative losses and gains that occurred through December 31, 2007 under our previous cash flow hedge accounting method were deferred in AOCL as of that date.    Crude oil and natural gas pre-tax net deferred losses of $60 million and $1 million, respectively, remain in AOCL as of March 31, 2009 and are expected to be recognized in earnings during the remainder of 2009 and 2010 as the associated derivative instruments settle.  For the quarter ended March 31, 2009, net cash inflow related to settled crude oil and natural gas derivative instruments was $136 million which is also presented below.

	Three Months Ended March 31, 2009
Commodity Derivative Settlements	Crude Oil	Natural Gas	Total
	(in millions)
Net realized gains	$95	$58	$153
Settlement of deferred losses reclassified from AOCL	(17)	-	(17)
Cash settlements received	$78	$58	$136

II. Derivative Instruments

(a) Presented below is a summary of our crude oil derivative instruments as of March 31, 2009, with notional volumes expressed in barrels (Bbls) per day and prices in dollars per Bbl.

	Variable to Fixed Price Swaps			Collars
			Weighted			Weighted	Weighted
Production		Bbls	Average		Bbls	Average	Average
Period	Index	Per Day	Fixed Price	Index	Per Day	Floor Price	Ceiling Price
2009	NYMEX WTI	9,000	$88.43	NYMEX WTI	6,700	$79.70	$90.60
2009	Dated Brent	2,000	87.98	Dated Brent	5,074	70.62	87.93
2009 Average		11,000	88.35		11,774	75.79	89.45
2010				NYMEX WTI	10,500	61.10	76.83

From April 1, 2009 to April 17, 2009 we entered into additional NYMEX WTI collars covering 3,000 Bbls per day for calendar year 2010 with weighted average floor and ceiling prices of $60.00 and $70.00, respectively.

(b) Presented below is a summary of our natural gas derivative instruments as of March 31, 2009, with notional volumes expressed in millions of British thermal units (MMBtu) per day and prices in dollars per MMBtu.

Collars
			Weighted	Weighted
Production		MMBtu	Average	Average
Period	Index	Per Day	Floor Price	Ceiling Price
2009	NYMEX HH	170,000	$9.15	$10.81
2009	IFERC CIG	15,000	6.00	9.90
2009 Average		185,000	8.90	10.73
2010	NYMEX HH	40,000	5.88	6.50
2010	IFERC CIG	15,000	6.25	8.10
2010 Average		55,000	5.98	6.94

Basis Swaps
				Weighted
Production		Index Less	MMBtu	Average
Period	Index	Differential	Per Day	Differential
2009	IFERC CIG	NYMEX HH	140,000	$(2.49)
2010	IFERC CIG	NYMEX HH	80,000	(1.77)

From April 1, 2009 to April 17, 2009, we entered into additional NYMEX HH collars covering 80,000 MMBtu per day for calendar year 2010 with weighted average floor and ceiling prices of $5.81 and $6.83, respectively.  We also entered into additional NYMEX HH collars covering 60,000 MMBtu per day for calendar year 2011 with weighted average floor and ceiling prices of $5.83 and $6.94, respectively.  From April 1, 2009 to April 17, 2009, we did not enter into any additional basis swaps.

III. Forward-Looking Statements

This report on Form 8-K contains projections and other “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements may be expressed differently. These forward-looking statements are made based upon our current plans, expectations, estimates, assumptions and beliefs concerning future events impacting us and therefore involve a number of risks and uncertainties. Important factors that could cause the actual results to differ materially from those projected include, without limitation:

•	the timing and extent of changes in commodity prices for natural gas, crude oil and related products, foreign currency exchange rates, interest rates and financial market conditions;

•	the extent and effect of any hedging activities engaged in by us;

•	our liquidity and ability to finance our exploration and development activities;

•	changes in plans with respect to exploration or development projects or capital expenditures;

•	the supply and demand for oil, natural gas and other products or services;

•	the presence or recoverability of estimated reserves;

•	our ability to replace reserves;

•	exploration and development risks;

•	drilling and operating risks;

•	environmental risks;

•	government regulation or other action; and

•	the ability of management to execute its plans to meet its goals.

We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. You should consider carefully the statements under Item 1A. Risk Factors included in our 2008 annual report on Form 10-K, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. Our 2008 annual report on Form 10-K is available on our website at www.nobleenergyinc.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: April 20, 2009	By:	/s/ Chris Tong
Chris Tong
Senior Vice President and Chief Financial Officer